Rule 497(e)
                      FIRST AMERICAN STRATEGY FUNDS, INC.

       STRATEGY INCOME FUND              STRATEGY GROWTH AND INCOME FUND

       STRATEGY GROWTH FUND                  STRATEGY AGGRESSIVE FUND

                        Supplement dated December 9, 1997
                                       to
               Prospectus dated October 1, 1996, as supplemented
              January 31, 1997, March 26, 1997 and August 27, 1997

         This supplement updates the aforementioned Prospectus to restate the total fund operating expenses for each of the Funds at 0.25% and to remove Regional Equity Fund as an Underlying Fund and add Small Cap Value Fund as an Underlying Fund.

         Under the heading "Fees and Expenses" on page 8 of the Prospectus, the table entitled "Direct Annual Fund Operating Expenses" is amended and restated in its entirety as follows:

DIRECT ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Investment advisory fee (after voluntary fee
waivers and reimbursements)(1)                     0.00%   0.00%   0.00%   0.00%

Rule 12b-1 fees                                     None    None    None    None

Other expenses (after voluntary fee waivers and reimbursements)(1):

     Shareholder servicing fee                     0.25%   0.25%   0.25%   0.25%

     Miscellaneous                                 0.00%   0.00%   0.00%   0.00%

          Total other expenses                     0.25%   0.25%   0.25%   0.25%

Total fund operating expenses (after voluntary
fee waivers and reimbursements)(1)                 0.25%   0.25%   0.25%   0.25%

(1) The Adviser intends to waive a portion of its fees and/or reimburse expenses on a voluntary basis, and the amounts shown reflect this waiver and reimbursement as of the date of this Prospectus. The Adviser intends to maintain such waiver and reimbursement in effect for the current fiscal year but reserves the right to discontinue them at any time in its sole discretion. Absent any waivers, investment advisory fees as an annualized percentage of average daily net assets would be 0.25% for each of the Funds; other expenses calculated on such basis would be 3.20% for Income Fund; 3.76% for Growth and Income Fund; 5.75% for Growth Fund and 5.94% for Aggressive Growth Fund; and total fund operating expenses calculated on such basis would be 3.45% for Income Fund; 4.01% for Growth and Income Fund; 6.00% for Growth Fund and 6.19% for Aggressive Growth Fund. "Other expenses" is based on estimated amounts for the current fiscal year.

         The table set forth under the heading "Fees and Expenses -- Ranges of Combined Direct and Indirect Expense Ratios" on page 9 of the Prospectus is amended and restated in its entirety as follows:

Ranges of combined direct and indirect          Growth
  expense ratios                                   and         Aggressive
                                       Income   Income  Growth     Growth
                                         Fund     Fund    Fund       Fund

                                        0.91%    0.92%   0.99%      1.06%
                                         to       to      to         to
                                        0.98%    1.19%   1.30%      1.36%
Example(2)

Using the midpoint of the ranges set forth above, you would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at the end of each time period:

                                                Growth
                                                   and         Aggressive
                                       Income   Income  Growth     Growth
                                         Fund     Fund    Fund       Fund

1 year                                    $10      $11     $12        $12

3 years                                   $30      $34     $37        $38

(2) Absent the fee waivers and reimbursements referred to in (1) above, the dollar amounts for the 1 and 3-year periods would be as follows: Income Fund, $42 and $126; Growth and Income Fund, $48 and $145; Growth Fund, $68 and $201; and Aggressive Growth Fund, $71 and $208.

         Under the heading "Fees and Expenses -- Underlying Fund Expense Ratios" on page 9 of the Prospectus, the table stating each Underlying Fund's expense ratio is amended to delete the references to Regional Equity Fund and to add the Small Cap Value Fund as an Underlying Fund with an expense ratio of 0.90%.

         Under the heading "Investment Objectives and Policies -- Investment Policies" on page 13 of the Prospectus, the table stating the allocation and re-allocation of the Fund's net assets among the Underlying Funds is amended to delete the reference to Regional Equity Fund and to replace such reference with Small Cap Value Fund at the same allocation and re-allocation percentages set forth opposite Regional Equity Fund's name.

         The section titled "The Underlying Funds -- Regional Equity Fund" on page 21 of the Prospectus is deleted and replaced to read as follows:

SMALL CAP VALUE FUND

         OBJECTIVE

         Small Cap Value Fund has an objective of capital appreciation.

         INVESTMENT POLICIES

         Under normal market conditions, Small Cap Value Fund invests at least 65% of its total assets in equity securities of small-capitalization companies. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, Small Cap Value Fund's adviser utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities at the time of purchase. In assessing relative value, Small Cap Value Fund's adviser will consider such factors as ratios of market price to book value, market price to earnings, and market price to assets, estimated earnings growth rate, cash flow and liquidation value.

         Small Cap Value Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

         Under the headings "The Underlying Funds -- Policies Common to Underlying Equity Funds and -- Risks to Consider with Respect to the Underlying Funds" on pages 28 and 31 of the Prospectus, respectively, all references to Regional Equity Fund are deleted and replaced with references to Small Cap Value Fund.

         In the first paragraph under the heading "Special Investment Methods -- Foreign Securities" on page 54 of the Prospectus, the second sentence is deleted and replaced to read as follows:

         In addition, the other Equity Funds may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

                       FIRST AMERICAN STRATEGY FUNDS, INC.


                       STATEMENT OF ADDITIONAL INFORMATION
             DATED OCTOBER 1, 1996 AS SUPPLEMENTED JANUARY 31, 1997,
    MARCH 26, 1997, AUGUST 27, 1997, SEPTEMBER 30, 1997 AND DECEMBER 9, 1997



         INCOME FUND                                      GROWTH FUND

         GROWTH AND INCOME FUND                           AGGRESSIVE GROWTH FUND

         This Statement of Additional Information relates to the funds named above (the "Funds"), each of which is a series of First American Strategy Funds, Inc. ("FASF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectus dated October 1, 1996 as supplemented January 31, 1997, March 26, 1997, August 27, 1997 and December 9, 1997. This Statement of Additional Information is incorporated into the Funds' Prospectus by reference. To obtain copies of the Prospectus, write or call the Funds' distributor SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: 1-888-99STRAT. Please retain this Statement of Additional Information for future reference.


                  TABLE OF CONTENTS

                                                 PAGE
                                                 ----

General Information...........................    2

Investment Restrictions of the Funds..........    3

Additional Information Concerning
Investments by the Funds and the
Underlying Funds..............................    5
   Short-Term Investments.....................    5
   Repurchase Agreements......................    5
   When-Issued and Delayed-Delivery
      Transactions............................    6
   Lending of Portfolio Securities............    6
   Options Transactions.......................    6
   Futures and Options on Futures.............    7
   Foreign Securities.........................    8
   Foreign Currency Transactions..............    8
   Mortgage-Backed Securities.................    9
   Debt Obligations Rated Less Than
      Investment Grade........................   11

Investment Restrictions of the Underlying
Funds.........................................   12
   Restrictions Applicable to the Equity
      Funds and Fixed Income Fund.............   12
   Restrictions Applicable to Prime Obligations
      Fund....................................   14

Directors and Executive Officers..............   16
   Directors..................................   16
   Executive Officers.........................   16
   Compensation...............................   18

Investment Advisory and Other Services
for the Funds.................................   18
   Investment Advisory Agreement..............   18
   Administration Agreement...................   19
   Distributor and Shareholder Service
      Plan and Agreement......................   19
   Custodian; Transfer Agent; Counsel;
      Accountants.............................   19

Investment Advisory Services for the
Underlying Funds..............................   20
   Investment Advisory Agreements of
      the Underlying Funds....................   20

   Sub-Advisory Agreement for International
      Fund....................................   21
   Portfolio Managers for the  Underlying
      Funds...................................   21

Portfolio Transactions and Allocation
 of Brokerage.................................   23

Capital Stock.................................   26

Net Asset Value and Public Offering
 Price........................................   27

Fund Performance..............................   27
   SEC Standardized Performance Figures.......   27
   Non-Standard Distribution Rates............   28
   Certain Performance Comparisons............   28

Taxation......................................   29

Ratings.......................................   30
   Ratings of Corporate Obligations and
     Municipal Bonds..........................   30
   Ratings of Preferred Stock.................   32
   Ratings of Commercial Paper................   33
   Best's Rating System for Insurance
     Companies................................   33

Financial Statements..........................   34

                               GENERAL INFORMATION

         First American Strategy Funds, Inc. ("FASF") was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues its shares in four series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds."

         As described in the Funds' Prospectus, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds' investment adviser. These other mutual funds include Equity Income Fund, Stock Fund, Diversified Growth Fund, Emerging Growth Fund, Small Cap Value Fund, Special Equity Fund, International Fund, Technology Fund, Health Sciences Fund, Real Estate Securities Fund and Fixed Income Fund, each of which is a series of First American Investment Funds, Inc. ("FAIF"), and Prime Obligations Fund, which is a series of First American Funds, Inc. ("FAF"). These other funds are referred to herein and in the Prospectus collectively as the "Underlying Funds." The first ten funds named above are referred to herein and in the Prospectus collectively as the "Equity Funds."

         The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the Investment Company Act of 1940 (the "1940 Act"). Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory agreements, and for the adoption of, and material increases in amounts payable under, Rule 12b-1 distribution plans.

                      INVESTMENT RESTRICTIONS OF THE FUNDS

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 10 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

         None of the Funds will:

     1. Invest more than 25% of its total assets in any one industry, except for investment companies which are part of the "same group of investment companies" (as defined in Rule 11a-3 under the 1940 Act) as the Funds.

     2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options may be deemed to constitute issuing a senior security.

     3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

     4. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.

     5.   Make short sales of securities.

     6. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

     7. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

     8. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and in mortgage-backed securities.

     9. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

     10. Lend any of their assets, except portfolio securities representing up to one-third of the value of their total assets.

          The following restrictions are non-fundamental and may be changed by FASF's Board of Directors without shareholder vote. None of the Funds will:

     11. Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

     12. Invest in any securities, if as a result more than 5% of the value of its total assets is invested in the securities of any issuers, other than registered investment companies and series thereof, which, with their predecessors, have a record of less than three years continuous operation. (Securities of any of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity which has been in continuous operation for more than three years.)

     13.  Invest for the purpose of exercising control or management.

     14. Purchase or sell real estate limited partnership interests, or oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies which invest in or hold the foregoing.

     15. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) each of the Funds may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less, (b) all Funds may purchase securities as part of a merger, consolidation, reorganization or acquisition of assets, and (c) all Funds may invest in securities of other registered investment companies to the extent permitted by applicable Securities and Exchange Commission exemptive relief, no-action letters, or rules or pursuant to the 1940 Act.

                  ADDITIONAL INFORMATION CONCERNING INVESTMENTS
                      BY THE FUNDS AND THE UNDERLYING FUNDS

         The investment objectives, policies and restrictions of the Funds and the Underlying Funds are set forth in the Funds' Prospectus. Additional information concerning the investments which may be made by the Funds and the Underlying Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth above under the caption "Investment Restrictions of the Funds," and additional information concerning the Underlying Funds' investment restrictions is set forth below under the caption "Investment Restrictions of the Underlying Funds."

SHORT-TERM INVESTMENTS

         The Funds and the Underlying Funds can invest in a variety of short-term instruments which are specified in the Prospectus. Short-term investments may be entered into on a joint basis by the Funds, the Underlying Funds, and other funds advised by the Adviser, and repurchase agreements may be entered into on a joint basis by the Underlying Funds and other funds advised by the Adviser, in each case to the extent permitted by Securities and Exchanges Commission exemptive order. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectus, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

         BANKERS ACCEPTANCES. Bankers acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or an Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser or, in the case of International Fund, its sub-adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

         The Underlying Funds may invest in repurchase agreements to the extent specified in the Prospectus. The Underlying Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

         When an Underlying Fund agrees to purchase securities on a when-issued or delayed-delivery basis, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside securities to satisfy the purchase commitment, and in that case, an Underlying Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Underlying Fund's commitments. It may be expected that an Underlying Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed-delivery securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, an Underlying Fund's commitments to purchase when-issued or delayed-delivery securities will not exceed 25% of the value of its assets.

LENDING OF PORTFOLIO SECURITIES

         When an Underlying Fund lends portfolio securities, it must receive 100% collateral as described in the Prospectus. This collateral must be valued daily by the Underlying Fund's adviser or sub-adviser and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Underlying Fund or the borrower at any time. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         As set forth in the Prospectus, First Trust National Association, the Funds' and the Underlying Funds' custodian and an affiliate of the Adviser, may act as securities lending agent for the Underlying Funds and receive separate compensation for such services.

OPTIONS TRANSACTIONS

         OPTIONS ON SECURITIES. To the extent specified in the Prospectus, Underlying Funds may purchase put and call options on securities and may write covered call options on securities which they own or have the right to acquire. An Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If an Underlying Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

FUTURES AND OPTIONS ON FUTURES

         As discussed in the Prospectus, the Funds and certain of the Underlying Funds may enter into futures contracts and may purchase options on futures contracts of various types. In the case of the Funds, these investment techniques may be used in order to remain effectively fully invested in proportions consistent with their current asset allocation strategy in a cost effective manner; to re-allocate assets among asset categories while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. In the case of the Underlying Funds, these investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which an Underlying Fund holds or intends to purchase. The types of futures and options on futures which the Funds and particular Underlying Funds may utilize are described in the Prospectus.

         At the same time a futures contract is purchased or sold, a Fund or Underlying Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund or Underlying Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund or Underlying Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

         A Fund or Underlying Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund or Underlying Fund had not entered into any futures transactions. In addition, the value of an Underlying Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's or Underlying Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FOREIGN SECURITIES

         As described in the Prospectus, under normal market conditions International Fund invests principally in foreign securities. In addition, the other Equity Funds may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts, and Fixed Income Fund and Prime Obligations Fund may invest in securities of foreign issuers in the manner and to the extent described in the Prospectus.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund is uninvested. In addition, settlement problems could cause International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         As described in the Prospectus, International Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where International Fund would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. International Fund will comply with applicable Securities and Exchange Commission announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been "covered" by entering into an offsetting position. International Fund generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, International Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if International Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of International Fund's gain would be offset in part by the premium paid for the option. Similarly, if International Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, International Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, International Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

         As described in the Prospectus, Fixed Income Fund may invest in mortgage-backed securities. Fixed Income Fund will invest only in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described in the Prospectus.

         Agency Pass-Through Certificates are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Thus, each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         As stated in the Prospectus, CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For example:

     * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         As described in the Prospectus, the "equity securities" in which certain Underlying Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." The limitations on investments by the Underlying Funds in less than investment grade convertible debt obligations are set forth in the Prospectus.

         Purchases of less than investment grade corporate debt obligations generally involve greater risks than purchases of higher rated obligations. Less than investment grade debt obligations are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of such obligations may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

         Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for Equity Income Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of Equity Income Fund's use of less than investment grade convertible debt obligations may be more dependent on its adviser's own credit analysis than is the case with investment grade obligations.

                 INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

RESTRICTIONS APPLICABLE TO THE EQUITY FUNDS AND FIXED INCOME FUND

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, the Equity Funds and Fixed Income Fund are subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 10 below are fundamental and cannot be changed with respect to any of these Underlying Funds without approval by the holders of a majority of the outstanding shares of the applicable Underlying Fund as defined in the 1940 Act. See "Investment Restrictions of the Funds" above.

          None of the Equity Funds or Fixed Income Fund will:

     1. Except for Technology Fund and Health Sciences Fund, invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry, except that Real Estate Securities Fund will invest without restriction in issuers principally engaged in the real estate industry. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

     2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

     3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of these Underlying Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed-delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no such Underlying Fund will make additional investments while its borrowings exceed 5% of total assets.)

     4. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.

     5.   Make short sales of securities.

     6. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Growth Fund, Technology Fund, and International Fund, as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

     7. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any of these Underlying Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

     8. Purchase or sell real estate or real estate mortgage loans, except that these Underlying Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that Fixed Income Fund, Emerging

         Growth Fund, Small Cap Value Fund, Technology Fund, Health Sciences Fund, Real Estate Securities Fund, and International Fund may invest in mortgage-backed securities.

     9. Act as an underwriter of securities of other issuers, except to the extent such an Underlying Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

     10. Lend any of their assets, except portfolio securities representing up to one-third of the value of their total assets.

         The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without shareholder vote. None of the Equity Funds or Fixed Income Fund will:

     11. Invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations.

     12. Invest in any securities, if as a result more than 5% of the value of its total assets is invested in the securities of any issuers (other than, in the case of Real Estate Securities Fund, publicly traded real estate investment trusts) which, with their predecessors, have a record of less than three years continuous operation. (Securities of any of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity which has been in continuous operation for more than three years.)

     13.  Invest for the purpose of exercising control or management.

     14. Purchase or sell real estate limited partnership interests (other than, in the case of Real Estate Securities Fund, publicly traded real estate limited partnership interests), or oil, gas or other mineral leases, rights or royalty contracts, except that these Underlying Funds may purchase or sell securities of companies which invest in or hold the foregoing.

     15. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) International Fund may purchase shares of open-end investment companies which invest in permitted investments for such Underlying Fund; (b) each of Stock Fund, Equity Income Fund, Diversified Growth Fund, Emerging Growth Fund, Small Cap Value Fund, Special Equity Fund, Technology Fund, Health Sciences Fund, Real Estate Securities Fund, International Fund, and Fixed Income Fund may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and (c) all such Underlying Funds may purchase securities as part of a merger, consolidation, reorganization or acquisition of assets.

     16. Invest in foreign securities, except that (a) Fixed Income Fund each may invest up to 15% of its total assets in foreign securities payable in United States Dollars; (b) Stock Fund, Equity Income Fund, Diversified Growth Fund, Emerging Growth Fund, Special Equity Fund, Small Cap Value Fund, Technology Fund, Health Sciences Fund, and Real Estate Securities Fund each may invest may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts; and (c) International Fund may invest in foreign securities without limitation.

     17. Except for International Fund, invest in warrants; provided, that the other of such Underlying Funds may invest in warrants in an amount not exceeding 5% of such Underlying Fund's net assets. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

         For determining compliance with its investment restriction relating to industry concentration, each such Underlying Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Underlying Fund's adviser. For example, an asset-backed security known as "Money Store 94D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

RESTRICTIONS APPLICABLE TO PRIME OBLIGATIONS FUND

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, Prime Obligations Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 12 below are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of Prime Obligations Fund as defined in the 1940 Act. See "Investment Restrictions of the Funds" above.

         Prime Obligations Fund may not:

     1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds (except through the purchase of obligations referred to under "Investment Objective and Policies" in Prime Obligations Fund's Prospectus).

     2. Borrow money except from banks for temporary or emergency purposes for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of Prime Obligations Fund's total assets (including the amount borrowed) valued at the lesser of cost or market less liabilities (not including the amount borrowed) at the time the borrowing is made. The borrowings will be repaid before any additional investments are made. However, even with such authority to borrow money, there is no assurance that Prime Obligations Fund will not have to dispose of securities on an untimely basis to meet redemption requests.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5. Write or purchase put or call options, except that Prime Obligations Fund may write or purchase put or call options in connection with the purchase of variable rate certificates of deposit described below.

     6. Underwrite the securities of other issuers except to the extent Prime Obligations Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities, or purchase securities with contractual or other restrictions on resale.

     7. Invest more than 10% of its net assets in illiquid assets, including, without limitation, time deposits and repurchase agreements maturing in more than seven days.

     8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     9. Lend money to others except through the purchase of debt obligations of the type which Prime Obligations Fund is permitted to purchase (see "Investment Objective and Policies" in Prime Obligations Fund's Prospectus).

     10. Invest 25% or more of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. As to utility companies, gas, electric, water, and telephone companies are considered as separate industries. As to finance companies, the following two categories are each considered a separate industry: (A) business credit institutions, such as Honeywell Finance Corporation and General Electric Credit Corp., and (B) personal credit institutions, such as Sears Roebuck Acceptance Corp. and Household Finance Corporation.

     11.  Invest in companies for the purpose of exercising control.

     12. Purchase or retain the securities of any issuer if any of the officers or directors of Prime Obligations Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         In connection with Prime Obligations Fund's purchase of variable rate certificates of deposit ("CDs"), it may enter into agreements with banks or dealers allowing Prime Obligations Fund to resell the certificates to the bank or dealer, at Prime Obligations Fund's option. Time deposits which may be purchased by Prime Obligations Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. Prime Obligations Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because Prime Obligations Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are nonfundamental and may be changed by FAF's Board of Directors.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FASF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FASF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FASF since June 1996, of FAIF since September 1994 and of FAF since December 1994; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 54.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 49.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FASF since June 1996, of FAIF and FAF since November 1993; President and owner of Executive and Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 55.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997; employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 62.

         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FASF since June 1996, of FAF since 1984 and of FAIF since April 1991; Chairman of FAF's and FAIF's Boards since 1993 and of FASF's Board since June 1996; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 56.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FASF since June 1996, of FAIF since August 1987 and of FAF since April 1991; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age:
52.

         Gae B. Veit, P.O. Box 6, Loretto, Minnesota 55357: Director of FASF since June 1996, of FAIF and FAF since 1993; owner and CEO of Shingobee Builders, Inc., a general contractor. Age: 53.

EXECUTIVE OFFICERS

         David Lee, SEI Investments Company, Oaks, Pennsylvania 19456: President of FASF since June 1996 and of FAIF and FAF since April 1994; Senior Vice President and Assistant Secretary of FAF and FAIF beginning June 1, 1993; Senior Vice President of SEI Investments Distribution Co. (the "Distributor") since 1991; President, GW Sierra Trust Funds prior to 1991. Age: 44.

         Carmen V. Romeo, SEI Investments Company, Oaks, Pennsylvania 19456:
Treasurer and Assistant Secretary of FASF since June 1996 and of FAIF and FAF beginning November 1992; Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Corporation ("SEI"), SEI Investments Management Corporation (the "Administrator") and the Distributor since 1981. Age: 52.

         Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FASF since June 1996 and of FAIF and FAF since April 1994; Senior Vice President, Assistant Secretary and General Counsel of the Administrator and the Distributor. Age: 36.

         Kathryn Stanton, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FASF since June 1996 and of FAIF and FAF since April 1994; Vice President and Assistant Secretary of the Administrator and the Distributor since April 1994; Associate, Morgan, Lewis & Bockius, from 1989 to 1994. Age: 37.

         Sandra K. Orlow, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FASF since June 1996 and of FAIF and FAF since 1992; Vice President and Assistant Secretary of the Administrator and the Distributor since 1983. Age: 40.

         Marc Cahn, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FASF, FAIF and FAF since June 1996; Vice President and Assistant Secretary of the Administrator and Distributor since May 1996; Associate General Counsel, Barclays Bank PLC, from 1994 to 1996; ERISA Counsel, First Fidelity Bancorporation, prior to 1994. Age: 39.

         Barbara A. Nugent, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FASF, FAIF and FAF since June 1996; Vice President and Assistant Secretary of the Administrator and Distributor since April 1996; Associate, Drinker, Biddle & Reath, from 1994 to 1996; Assistant Vice President/Administration (1992 to 1993) and Operations (1988 to
1992), Delaware Service Company, Inc. Age: 39.

         Stephen G. Meyer, SEI Investments Company, Oaks, Pennsylvania 19456:
Controller of FASF since June 1996 and of FAIF and FAF since March 1995; Director of Internal Audit and Risk Management of SEI from 1992 to 1995; Senior Associate, Coopers & Lybrand, from 1990 to 1992. Age: 31.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402: Secretary of FASF since June 1996 and of FAIF since April 1991 and of FAF since 1981; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FASF, FAIF and FAF. Age: 52.

COMPENSATION

         The First American Family of Funds, which includes FASF, FAIF and FAF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $15,000 per year ($22,500 in the case of the Chair) plus $2,500 ($3,750 in the case of the Chair) per meeting of the Board attended and $800 per committee meeting attended ($1,600 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or a committee chair). In addition, directors may receive a per diem fee of $1,000 per day plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,000 per diem amount plus the foregoing Board or committee fee for an out of town Board or committee meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FASF, FAIF and FAF, is a partner. The following table sets forth information concerning aggregate compensation paid to each director of FASF (i) by FASF (column 2), and (ii) by FASF, FAIF and FAF collectively (column 5) during the fiscal year ended September 30, 1996. No executive officer or affiliated person of FASF had aggregate compensation from FASF in excess of $60,000 during such fiscal year:

                (1)                   (2)                  (3)                   (4)                   (5)
                                                                                               Total Compensation
                                   Aggregate      Pension or Retirement       Estimated        From Registrant and
              Name of            Compensation      Benefits Accrued as     Annual Benefits        Fund Complex
         Person, Position       From Registrant   Part of Fund Expenses    Upon Retirement      Paid to Directors

Robert J. Dayton, Director             -0-                -0-                 -0-               $32,850

Andrew M. Hunter III, Director *       -0-                -0-                 -0-                   -0-

Leonard W. Kedrowski, Director         -0-                -0-                 -0-               $34,150

Robert L. Spies, Director *            -0-                -0-                 -0-                   -0-

Joseph D. Strauss, Director            -0-                -0-                 -0-               $56,375

Virginia L. Stringer, Director         -0-                -0-                 -0-               $35,350

Gae B. Veit, Director                  -0-                -0-                 -0-               $34,950


* Not a director during the fiscal year ended September 30, 1996.


              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISORY AGREEMENT

         First Bank National Association (the "Adviser"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment adviser and manager of the Funds through its First Asset Management group. The Adviser is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Adviser is a subsidiary of First Bank System, Inc. ("FBS"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. FBS is comprised of 13 banks and several trust and nonbank subsidiaries, with 362 banking locations and 18 nonbank offices primarily in Minnesota, Colorado, Illinois, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota, Wisconsin and Wyoming. Through its subsidiaries, FBS provides consumer banking, commercial lending, financing of import/export trade, foreign exchange and investment services as well as mortgage banking, trust, commercial and agricultural finance, data processing, leasing and brokerage services.

         Pursuant to an Investment Advisory Agreement dated as of October 1, 1996 (the "Advisory Agreement"), the Funds engage the Adviser to act as investment adviser for and to manage the investment of the assets of the Funds. Each Fund pays the Adviser monthly fees calculated on an annual basis equal to 0.25% of its average daily net assets.

         The Advisory Agreement requires the Adviser to provide FASF with all necessary office space, personnel and facilities necessary and incident to the Adviser's performance of its services thereunder. The Adviser is responsible for the payment of all compensation to personnel of FASF and the officers and directors of FASF, if any, who are affiliated with the Adviser or any of its affiliates. The Advisory Agreement provides that each Fund will be reimbursed by the Adviser, in an amount not in excess of the advisory fees payable by such Fund, for excess fund expenses as may be required by the laws of certain states in which the Fund's shares may be offered for sale. As of the date of this Statement of Additional Information, the most restrictive state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of a Fund for any fiscal year.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Adviser or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

ADMINISTRATION AGREEMENT

         SEI Investments Management Corporation (the "Administrator") serves as administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' distributor. See "-- Distributor and Shareholder Service Plan and Agreement" below. Under the Administration Agreement, the Administrator provides administrative personnel and services to the Funds for a fee as described in the Funds' Prospectus. These services include, among others, regulatory reporting, fund and portfolio accounting, shareholder reporting services, and compliance monitoring services. The Administrator also serves as administrator for the Underlying Funds and receives compensation for such services.

DISTRIBUTOR AND SHAREHOLDER SERVICE PLAN AND AGREEMENT

         SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the shares of each Fund. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "--Administration Agreement" above.

         The Distributor serves as distributor for the shares of the Funds pursuant to a Distribution Agreement dated as of October 1, 1996 (the "Distribution Agreement") between itself and the Funds. Under the Distribution Agreement, the Distributor has agreed to perform all distribution services and functions of the Funds. The Distributor may enter into sub-distribution agreements with securities firms, financial institutions (including, without limitation, banks) and other industry professionals. The Distributor receives no separate compensation for distribution of the Funds' Shares.

         The Funds also have entered into a Shareholder Service Plan and Agreement with the Distributor pursuant to which the Distributor agrees to provide, or to enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Fund shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the Distributor a fee at an annual rate of 0.25% of the average net asset value of the shares of the Funds, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

         The Distributor also serves as distributor for the shares of the Underlying Funds and receives compensation (but not with respect to the class of shares purchased by the Funds) for such services.

CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS

         The custodian of the Funds' assets is First Trust National Association (the "Custodian"), First Trust Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of First Bank System, Inc., which also owns the Adviser.

         The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash is held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% of each Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF. The Custodian also serves as custodian of the Underlying Funds' assets and receives compensation for such services. In addition, the Custodian may serve as securities lending agent for the Underlying Funds in connection with securities lending transactions undertaken by the Underlying Funds, and it may receive compensation for its provision of services as such securities lending agent.

         DST Systems, Inc., 1004 Baltimore, Kansas City, Missouri 64105, is transfer agent and dividend disbursing agent for the shares of the Funds. DST Systems, Inc. also serves as transfer agent and dividend disbursing agent for the Underlying Funds.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent General Counsel for the Funds. Dorsey & Whitney LLP also serves as independent General Counsel for the Underlying Funds.

         KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings. KPMG Peat Marwick LLP also acts as the Underlying Funds' independent auditors.


              INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS

INVESTMENT ADVISORY AGREEMENTS OF THE UNDERLYING FUNDS

         First Bank National Association ("First Bank"), the Adviser of the Funds, also serves as investment adviser and manager of each of the Underlying Funds through its First Asset Management group. For information concerning First Bank, see "Investment Advisory and Other Services for the Funds -- Investment Advisory Agreement" above.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "FAIF Advisory Agreement"), the Equity Funds and Fixed Income Fund engage First Bank to act as investment adviser for and to manage the investment of the assets of each such Underlying Fund. Each such Underlying Fund other than International Fund pays First Bank monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. International Fund pays First Bank monthly fees calculated on an annual basis equal to 1.25% of its average daily net assets.

         Pursuant to an Investment Advisory Agreement effective as of January 20, 1995 (the "FAF Advisory Agreement"), Prime Obligations Fund engages First Bank to act as investment adviser for and to manage the investment of the assets of Prime Obligations Fund. Prime Obligations Fund pays First Bank monthly fees calculated on an annual basis equal to 0.40% of its average daily net assets.

         The FAIF Advisory Agreement and the FAF Advisory Agreement require First Bank to provide FAIF and FAF with all necessary office space, personnel and facilities necessary and incident to First Bank's performance of its services thereunder. First Bank is responsible for the payment of all compensation to personnel of FAIF and FAF and the officers and directors of FAIF and FAF, if any, who are affiliated with First Bank or any of its affiliates. The FAIF Advisory Agreement and the FAF Advisory Agreement provide that each Underlying Fund will be reimbursed by First Bank, in an amount not in excess of the advisory fees payable by such Underlying Fund, for excess fund expenses as may be required by the laws of certain states in which the Underlying Fund's shares may be offered for sale. As of the date of this Statement of Additional Information, the most restrictive state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of an Underlying Fund for any fiscal year.

         In addition to the investment advisory fee, each Underlying Fund pays all its expenses that are not expressly assumed by First Bank or any other organization with which the Underlying Fund may enter into an agreement for the performance of services. Each Underlying Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Underlying Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         Information concerning advisory fees paid by the Underlying Funds during their three most recent fiscal years is set forth in their Statements of Additional Information, which may be obtained by writing or calling SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone:
(800) 637-2548.

SUB-ADVISORY AGREEMENT FOR INTERNATIONAL FUND

         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is sub-adviser for International Fund under an agreement with First Bank (the "Sub-Advisory Agreement"). The sub-adviser, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The sub-adviser is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At September 30, 1996, the sub-adviser managed a total of $3.3 billion in investments for 51 institutional investors. Pursuant to the Sub-Advisory Agreement, the sub-adviser is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Sub-Advisory Agreement, the sub-adviser is required, among other things, to report to First Bank or the FAIF Board regularly at such times and in such detail as First Bank or the Board may from time to time request in order to permit First Bank and the Board to determine the adherence of International Fund to its investment objectives, policies and restrictions. The Sub-Advisory Agreement also requires the sub-adviser to provide all office space, personnel and facilities necessary and incident to the sub-adviser's performance of its services under the Sub-Advisory Agreement.

         For its services under the Sub-Advisory Agreement, the sub-adviser is paid a monthly fee by First Bank calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.70% of the second $100 million of International Fund's average daily net assets, 0.65% of the third $100 million of International Fund's average daily net assets, and 0.60% of International Fund's average daily net assets in excess of $300 million.

PORTFOLIO MANAGERS FOR THE UNDERLYING FUNDS

         Stock Fund is managed by a committee comprised of Mr. Doak, Mr. Murphy, Mr. Rovner, Mr. Dubiak, Mr. Whitcomb, Mr. Shields, and Mr. Twele. Equity Income Fund and Diversified Growth Fund are managed by a committee comprised of Mr. Bren, Mr. Doak, Mr. Dubiak, Ms. Johnson, Mr. Murphy, Mr. Whitcomb, and Mr. Johnson. The remaining Underlying Funds are managed or co-managed as indicated below.

         James Doak and John M. Murphy, Jr. are members of the committees which manage three of the Underlying Funds, as set forth above. Their biographies are set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         James S. Rovner is a member of the committee which manages one of the Underlying Funds, as set forth above, and he is portfolio manager for Special Equity Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Gerald C. Bren is a member of the committee which manages two of the Underlying Funds, as set forth above, and he is portfolio co-manager for Emerging Growth Fund and Health Sciences Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Albin S. Dubiak is a member of the committees which manage three of the Underlying Funds, as set forth above, and he is portfolio co-manager for Emerging Growth Fund, Regional Equity Fund, and Health Sciences Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Cori B. Johnson is a member of the committee which manages two of the Underlying Funds, as set forth above, and she is portfolio manager for Real Estate Securities Fund. Cori has been managing assets using quantitative analysis techniques since 1992. She joined First Bank in 1991 as a securities analyst. Cori received her bachelor's degree from Concordia College and her master's degree in business administration from the University of Minnesota. She is a Chartered Financial Analyst.

         Roland P. Whitcomb, Jr. is a member of the committees which manage three of the Underlying Funds, as set forth above, and he is portfolio co-manager for Regional Equity Fund and Technology Fund. Roland jointed First Bank in 1986 after serving as an account executive with Smith Barney & Co. since 1979. He received his bachelor's degree from the University of Chicago and is a Chartered Financial Analyst.

         Jeff A. Johnson is a member of the committee which manages two of the Underlying Funds, as set forth above, and he is portfolio co-manager for Regional Equity Fund and Technology Fund. Jeff has been employed by First Bank in investment management since 1991 and in commercial lending from 1985 to 1991. He received his master of arts degree from the University of Iowa.

         Kevin Shields is a member of the committee which manages one of the Underlying Funds, as set forth above. Kevin, who joined First Bank in 1993, received his bachelor's degree from Marquette University and his master's degree from the University of Wisconsin -- Madison.

         John A. Twele is a member of the committee which manages one of the Underlying Funds, as set forth above. Prior to joining First Bank in 1996, he was employed in various positions at American Express Financial Advisors; Investment Advisers, Inc.; Kemper Financial; and Mercantile Trust. John received his bachelor's degree from Indiana University.

         Martin L. Jones is portfolio manager for Fixed Income Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Joseph M. Ulrey III is portfolio co-manager for Prime Obligations Fund. His biography is set forth in the Funds' Prospectus under the caption "Management -- Portfolio Management of the Funds."

         Jim Palmer is portfolio co-manager for Prime Obligations Fund. Jim joined First Bank in 1992, prior to which he was a securities lending trader and senior master trust accountant with First Trust National Association. He holds a bachelor's degree from the University of Wisconsin -- LaCrosse and a masters's of business administration degree from the University of Minnesota.

         A committee comprised of the following seven individuals shares the management of International Fund on behalf of its sub-adviser:

         David F. Marvin is Chairman of the sub-adviser and founded the firm together with Mr. Palmer in 1986. Before founding the sub-adviser, Mr. Marvin was Vice President in charge of DuPont

Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and then Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. He received his bachelor's degree from the University of Illinois and his master's degree in business administration from Northwestern University. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

         Stanley Palmer is President of the sub-adviser and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. He received his bachelor's degree from Gustavus Adolphus College and his master's degree in business administration from the University of Iowa. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

         William E. Dodge has been Senior Managing Director and Portfolio Manager of the sub-adviser since 1996. Mr. Dodge was Chief Investment Strategist and Chairman of the Investment Policy Committee of Dean Witter in New York from 1991 to 1996, and he served as a Senior Portfolio Manager, Director of Quantitative Equity Strategies, and United States equity analyst at the DuPont Corporation pension fund from 1983 to 1991. From 1976 to 1983 Mr. Dodge served in various United States portfolio management and analytical positions including senior investment manager of a bank trust department from 1981 to 1983. He received his bachelor's degree and his master's degree in business administration from the University of Massachusetts at Amherst. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

         Terry B. Mason is a Senior Vice President and Portfolio Manager of the sub-adviser. Before joining the sub-adviser, Mr. Mason was employed for 14 years by DuPont Corporation, the last five as international equity analyst and international trader. He received his bachelor's degree from Glassboro State College and his master's degree in business administration from Widener University.

         Jay F. Middleton is a Vice President and Portfolio Manager for the sub-adviser and joined the firm in 1989. He received his bachelor's degree from Wesleyan University.

         Todd D. Marvin is a Vice President and Portfolio Manager for the sub-adviser and joined the firm in 1991. Before joining the sub-adviser, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his bachelor's degree from Wesleyan University.

         David L. Schaen is a Vice President and Portfolio Manager for the sub-adviser. Before becoming a Portfolio Manager, Mr. Schaen was Head Trader for the sub-adviser from 1991 to 1994 and an International Analyst for the sub-adviser from 1994 to 1995. Prior to 1991 he was Head Trader and Investment Officer at the Bank of Delaware. He received his bachelor's degree from the University of Delaware and his master's degree in business administration from Widener University.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         It anticipated that the majority of the Funds' portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

         To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to placement of the Funds' portfolio transactions are made by the Adviser. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Adviser may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Adviser to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Some portfolio transactions may involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions may be with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds expect to deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Adviser does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Adviser to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Adviser may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purpose for consideration, analysis and evaluation by the staff of the Adviser. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Adviser would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Adviser to supplement its own investment research activities and enable the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Adviser would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Adviser in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Adviser in performing services for the Funds. The Adviser determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Adviser has not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Adviser, except as noted below. The Adviser may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Adviser with research services, which the Adviser anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and, accordingly, substantial deviations from the list could occur. The Adviser would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Adviser determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Adviser or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

         The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing or calling SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone:
(800) 637-2548.

                                  CAPITAL STOCK

         As of September 16, 1996, the directors and officers of FASF as a group owned less than one percent of each Fund's outstanding shares. As of that date, the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds.

                                                                                               PERCENTAGE OF
                                                                                                SHARES OWNED
INCOME FUND
     SEI Investments Distribution Co. ......................................................        100%
     Oaks, Pennsylvania 19456


GROWTH AND INCOME FUND
     SEI Investments Distribution Co. ......................................................        100%
     Oaks, Pennsylvania 19456

GROWTH FUND
     SEI Investments Distribution Co. ......................................................        100%
     Oaks, Pennsylvania 19456


AGGRESSIVE GROWTH FUND
     SEI Investments Distribution Co. ......................................................        100%
     Oaks, Pennsylvania 19456


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of the shares of the Funds is summarized in the Prospectus under the caption "Investing in the Funds." The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Birthday, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future.


                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

         YIELD FOR THE FUNDS. Yield for the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period.

         Such yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield    =     2 [((a - b) / cd) + 1)6 - 1]

         Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                   d  =  maximum offering price per share on
                          the last day of the period

         TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         P(1 + T)^n    =    ERV

         Where:     P       =  a hypothetical initial payment of $1,000
                    T       =  average annual total return
                    n       =  number of years
                    ERV     =  ending redeemable value at the end of the period
                               of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         CTR  =  ((ERV - P) / P ) 10

         Where:     CTR   =   cumulative total return
                    ERV   =   ending redeemable value at the end of, the period
                              of a hypothetical $1,000 payment made at the
                              beginning of such period; and
                    P     =   initial payment of $1,000

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

NON-STANDARD DISTRIBUTION RATES

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period.

         ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month by the number of days in that month and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period.

CERTAIN PERFORMANCE COMPARISONS

         The Funds may compare their performance to that of certain published or otherwise widely disseminated indices or averages compiled by third parties. These indices and averages are as follows, among others:

         STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS ("S&P 500") is a composite index of common stocks in industrial, transportation, and financial and public utility companies. The S&P 500 index assumes reinvestment of all dividends paid by stocks listed in its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.

         RUSSELL 2000 INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks.

         LIPPER BALANCED AVERAGE is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds.

         LIPPER FLEXIBLE PORTFOLIO AVERAGE is an average of funds which allocate investments across various asset classes, including domestic common stocks, bonds and money market instruments, with a focus on total return.


         LIPPER GENERAL BOND FUND AVERAGE is an average of funds which invest primarily in corporate and government debt issues without quality or maturity restrictions.

         LIPPER MONEY MARKET INSTRUMENT AVERAGE is an average of money market funds which invest in high financial instruments rated in the top two grades.

         LIPPER INTERNATIONAL AVERAGE is an average of funds which invest primarily in equity securities whose primary trading markets are outside the United States.

         LIPPER GENERAL EQUITY FUND AVERAGE is an average of the Lipper Capital Appreciation Average, Lipper Growth Average, Lipper Mid-Cap Average, Lipper Small Company Growth Average, Lipper Growth & Income Average, Lipper Standard & Poor's 500 Index Objective Average and Lipper Standard & Poor's Equity Income Average.

         MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST ("EAFE") INDEX is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world, excluding the United States and Canada.

         LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX is a market weighted index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government; and all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated SEC-registered corporate debt.

         SALOMON BROTHERS 3-MONTH U.S. TREASURY BILL INDEX represents monthly return equivalents of yield averages which are not marked to market.

         In addition, the Funds may compare their performance to composites constructed from the foregoing indices and averages.


                                    TAXATION

         The tax status of the Funds and the distributions that the Funds will make to shareholders are summarized in the Prospectus in the section entitled "Federal Income Taxes." Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, and certain other types of payments related to its investment in stock or securities; (2) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (3) derive less than 30% of its annual gross income from the sale or other disposition of stock, securities, options, futures, or forward contracts held for less than three months; and (4) diversify its holdings so that, at the end of each fiscal quarter of the Fund,
(a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         Each Fund is subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. For this purpose, any amount on which the Fund is subject to corporate-level income tax is considered to have been distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

         For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see "Investing in the Funds -- Exchange Privilege" in the Prospectus), such exchange will be considered a taxable sale of the shares being exchanged.

         Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December, made payable to shareholders of record in such a month and actually paid in January of the following year are treated as paid and are thereby taxable to shareholders as of December 31.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is `'effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.


                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Underlying Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S CORPORATION

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S INVESTORS SERVICE, INC.

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S CORPORATION. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S INVESTORS SERVICE, INC. Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S CORPORATION. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds or the Underlying Funds will purchase commercial paper rated A-3 or lower.

         MOODY'S INVESTORS SERVICE, INC. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1:  Superior capacity for repayment.

         PRIME-2:  Strong capacity for repayment.

         PRIME-3:  Acceptable capacity for repayment.

None of the Funds or the Underlying Funds will purchase Prime-3 commercial paper.

BEST'S RATING SYSTEM FOR INSURANCE COMPANIES

         The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to the company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the company.

         The quantitative evaluation is based on an analysis of the company's financial condition and operating performance utilizing a series of financial tests. These tests measure a company's performance in the three critical areas of Profitability, Leverage and Liquidity in comparison to the norms established by the A.M. Best Company. These norms are based on an evaluation of the actual performance of the insurance industry.

         Best's review also includes a qualitative evaluation of the adequacy and soundness of a company's reinsurance, the adequacy of its reserves and the experience of its management. In addition, various other factors of importance are considered such as the composition of the company's book of business and the quality and diversification of its assets.

         Upon completion of analysis, Best's Ratings are assigned to those companies that meet the qualifications for rating. The Best's Rating classifications are A+ (Superior); A & A- (Excellent); B+ (Very Good); B & B-
(Good); C+ (Fairly Good); and C & C- (Fair). Those not qualifying for a current Best's Rating are classified in the "Not Assigned" category that has ten classifications which identify why a company is not eligible for a Best's Rating. Care should be exercised in the use of Best's Ratings without further reference to additional Best's publications.


                              FINANCIAL STATEMENTS

         The Funds' audited statement of assets and liabilities is attached to this Statement of Additional Information.